Exhibit 10.1

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of the 3rd day of March, 2013, by and between TranS1 Inc. (the “Company”), a Delaware corporation, with its principal offices at 301 Government Center Drive, Wilmington, NC 28403 and each of the Investors (as defined below).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Investors agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 144 under the Securities Act. For clarity, the definition of “Affiliate” for any person that is a partnership shall include without limitation any general partner, managing member, officer or director of such person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person.

“Agreement” has the meaning set forth in the Preamble.

“Balance Sheet” has the meaning set forth in Section 4.4(b).

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.

“Closing Date” has the meaning set forth in Section 3.

“Code” has the meaning set forth in the Merger Agreement.

“Common Stock” has the meaning set forth in Section 2.

“Company” has the meaning set forth in the Preamble.

“Company Authorizations” has the meaning set forth in Section 4.15(a).

“Company Form 10-K” has the meaning set forth in Section 4.5.

“Company Intellectual Property” has the meaning set forth in Section 4.9(b).

“Company Material Adverse Effect” has the meaning set forth in the Section 4.1.

“Controlling Person” has the meaning set forth in Section 8.3.

“Convertible Securities” has the meaning set forth in Section 4.2(c).

“DGCL” means the General Corporation Law of the State of Delaware.

“Disclosure Schedule” has the meaning set forth in Section 4.

“Effective Deadline” has the meaning set forth in Section 8.1(b).

“Employee Benefit Plan” has the meaning set forth in the Merger Agreement.

“Employee Plans” has the meaning set forth in Section 4.13(a).

“Environmental Law” has the meaning set forth in the Merger Agreement.

“ERISA” has the meaning set forth in the Merger Agreement.

“ERISA Affiliate” has the meaning set forth in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FCA Matter” has the meaning set forth in Section 4.1.

“FDA” has the meaning set forth in the Merger Agreement.

“GAAP” means the United States generally accepted accounting principles.

“Governmental Entity” has the meaning set forth in the Merger Agreement.

“Hazardous Substance” has the meaning set forth in the Merger Agreement.

“Immediate Family Members” has the meaning set forth in Section 5.6.

“Insurance Policies” has the meaning set forth in Section 4.17.

“Intellectual Property” has the meaning set forth in the Merger Agreement.

“Investor” means (i) each investor identified on the signature pages hereto as signing with respect to all Sections hereof and (ii) solely with respect to Sections 5.6, 5.7, 5.9, 8.1, 8.2, 8.3(a), 8.3(c), 8.3(d), 8.4, 8.6, and 10-23, inclusive hereof, each holder of Merger Shares who is not also purchasing Shares under Section 2 hereof and identified on the signature pages hereto as signing in such capacity. All such persons in clauses (i) and (ii) are referred to collectively in such Sections, as applicable, as the “Investors.”

“Investor Affiliate” has the meaning set forth in Section 8.3.

“IRS” has the meaning set forth in the Merger Agreement.

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“Lien” has the meaning set forth in the Merger Agreement.

“Material Contracts” has the meaning set forth in 4.10(a).

“Merger” has the meaning set forth in the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of March 3, 2013, by and among the Company, RacerX Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, Baxano, Inc., a Delaware corporation, and Sumeet Jain and David Schulte as the Securityholder Representatives thereunder.

“Merger Closing Price” has the meaning set forth in the Merger Agreement.

“Merger Shares” has the meaning set forth in the Merger Agreement.

“NASDAQ” means The NASDAQ Stock Market LLC.

“Ordinary Course of Business” has the meaning set forth in the Merger Agreement.

“Preferred Stock” has the meaning set forth in Section 4.2(a).

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Shares covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Recent SEC Documents” has the meaning set forth in Section 4.5.

“Registrable Securities” means the Shares issued pursuant to this Agreement and the Merger Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Section 8, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” and “Rule 415” means Rule 144 and Rule 415, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

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“Sarbanes Act” has the meaning set forth in Section 4.4(a).

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 4.4(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning set forth in Section 2.

“Stock Options” has the meaning set forth in Section 4.2(b).

“Stock Plans” has the meaning set forth in Section 4.2(b).

“Subsidiaries” or “Subsidiary” has the meaning set forth in the Merger Agreement.

“Suspension” has the meaning set forth in Section 5.7.

“Tax Returns” has the meaning set forth in the Merger Agreement.

“Taxes” has the meaning set forth in the Merger Agreement.

“Third Party Intellectual Property” has the meaning set forth in Section 4.9(b).

“Trademarks” has the meaning set forth in the Merger Agreement.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, NASDAQ or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“TranS1 Stockholder Agreements” has the meaning set forth in the Merger Agreement.

“TranS1 Stockholder Approval” has the meaning set forth in the Merger Agreement.

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“Transfer Agent” means American Stock Transfer & Trust Company, 10150 Mallard Creek Road, Suite 307, Charlotte, NC 28262 or any successor transfer agent for the Company.

SECTION 2. Agreement to Sell and Purchase the Shares. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and subject to the conditions stated in this Agreement, (i) that aggregate number of shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company set forth on such Investor’s signature page to this Agreement for a price per share equal to $2.28 (which aggregate amount for all Investors together shall be 7,543,938 shares of Common Stock and shall collectively be referred to herein as the “Shares,” for an aggregate purchase price of $17,200,192.52).

SECTION 3. The Closing. The Closing shall occur at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 150 Fayetteville Street, Suite 2300, Raleigh, NC 27601 as soon as practicable and as agreed to by the parties hereto, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

3.1 At the Closing, each Investor shall deliver to the Company in immediately available funds, the full amount of the purchase price for the number of Shares being purchased by such Investor hereunder by wire transfer to an account designated by the Company.

3.2 At the Closing, the Company shall deliver to the Investor:

(a) one or more stock certificates registered in the name of each Investor, or in such nominee name(s) as designated by the Investor in writing, representing the number of Shares set forth on such Investor’s signature page to this Agreement and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as the Registration Statement becomes effective. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Exhibit A;

(b) a legal opinion of Company counsel, in the form of Exhibit B, executed by such counsel and delivered to the Investors;

(c) a certificate of the Secretary of the Company, dated as of the Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Shares, (ii) certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and (iii) certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company; and

(d) an officers’ certificate duly executed by each of the Chief Executive Officer and Chief Financial Officer of the Company to the effect that the conditions of Sections 7.1(b) and (c) have been satisfied.

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SECTION 4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Investor that the statements contained in this SECTION 4 are true and correct, except as expressly set forth herein or in the disclosure schedule delivered by the Company to the Investor on the date of this Agreement (the “Disclosure Schedule”). The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Section 4 and the disclosure in any section of the Disclosure Schedule shall qualify (1) the corresponding section in this Section 4 and (2) the other sections in this Section 4 only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections. For purposes hereof, “to the knowledge of the Company” and similar expressions mean the actual knowledge of the persons identified on the Disclosure Schedule for this purpose, including the knowledge such persons would have in the ordinary performance of their duties to the Company.

4.1 Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed on Section 4.1 of the Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably expected to have, a Company Material Adverse Effect. For purposes of this Agreement, the term “Company Material Adverse Effect” means any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (i) the business, assets and liabilities (taken together), condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company and its Subsidiaries to consummate the transactions contemplated by this Agreement; provided, however, that the following shall not be deemed to be a Company Material Adverse Effect: any change or event caused by or resulting from (A) changes in prevailing economic or market conditions in the United States or any other jurisdiction in which the Company has substantial business operations (except to the extent those changes have a materially disproportionate effect on the Company and its Subsidiaries as compared to other similarly situated participants in the industries or markets in which the Company and its Subsidiaries operate), (B) changes or events, after the date hereof, affecting the industries or markets in which they operate generally (except to the extent those changes or events have a materially disproportionate effect on the Company and its Subsidiaries as compared to other similarly situated participants in the industries or markets in which the Company and its Subsidiaries operate), (C) changes, after the date hereof, in generally accepted accounting principles or requirements applicable to the Company and its Subsidiaries (except to the extent those changes have a materially disproportionate effect on the Company and its Subsidiaries as compared to other similarly situated participants in the industries or markets in which the Company and its Subsidiaries operate), (D) changes, after the date hereof, in laws, rules or regulations of general applicability or interpretations thereof by any Governmental Entity (except to the extent those changes have a materially disproportionate effect on the Company and its Subsidiaries as compared to other similarly situated participants in the industries or markets in which the Company and its Subsidiaries operate), (E) the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or the announcement thereof, (F) any outbreak of major hostilities in which the United States is involved or any act of terrorism within the United States or directed against its facilities or citizens wherever located, (G) the activities under investigation by the U.S. Department of Justice and the Office of Inspector General of the U.S. Department of Health & Human Services and/or alleged by any qui tam relator in any False Claims Act complaint giving rise thereto (collectively, the “FCA Matter”), or (H) the actions of the Investor (other than any action taken under this Agreement by the Investor in response to an event, circumstance or other development that would otherwise constitute a Company Material Adverse Effect); and provided, further, that in no event shall a change in the public trading price of the Company’s Common Stock, by itself, be considered material or constitute a Company Material Adverse Effect, although the underlying cause of any change in the public trading price of the Company’s Common Stock may nonetheless be considered in determining the occurrence of a Company Material Adverse Effect. For the avoidance of doubt, the parties agree that the terms “material,” “materially” and “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Company Material Adverse Effect in the prior sentence of this paragraph. The Company has provided or made available to the Investor complete and accurate copies of its Certificate of Incorporation and Bylaws.

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4.2 Capitalization.

(a) The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). The rights and privileges of each class of the Company’s capital stock are as set forth in the Company’s Certificate of Incorporation. As of the date of this Agreement, (i) 27,318,785 shares of Common Stock are issued and outstanding, and (ii) no shares of Common Stock are held in the treasury of the Company or by Subsidiaries of the Company, and (iii) no shares of Preferred Stock are issued and outstanding.

(b) Section 4.2(b) of the Disclosure Schedule sets forth a complete and accurate list of the number of shares of Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of the date of this Agreement, the plans under which such options were granted (collectively, “Stock Plans”) and the total number of outstanding options to purchase shares of Common Stock (such outstanding options, “Stock Options”) under Stock Plans as of the close of business on the Business Day prior to the date of this Agreement. The Company has provided or made available to the Investor accurate and complete copies of all Stock Plans and the forms of all stock option agreements used under the Stock Plans.

(c) Section 4.2(c) of the Disclosure Schedule sets forth the number of shares of the Company’s capital stock reserved for future issuance pursuant to warrants, convertible promissory notes or other outstanding rights (other than Stock Options) to purchase shares of the Company’s capital stock outstanding as of the date of this Agreement (such outstanding warrants, convertible promissory notes or other rights, the “Convertible Securities”) and the agreement or other document under which such Convertible Securities were granted and sets forth a complete and accurate list of all holders of Convertible Securities indicating the number and type of shares of Common Stock subject to each Company warrant, and the exercise price, the date of grant and the expiration date thereof. The Company has provided or made available to the Investor complete and accurate copies of the forms of agreements evidencing all Convertible Securities.

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(d) Except (i) as set forth in this Section 4.2 or in Article II of the Merger Agreement and (ii) as reserved for future grants under Stock Plans, (A) there are no equity securities of any class of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (B) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. The Company does not have any outstanding stock appreciation rights, phantom stock, performance based rights or similar rights or obligations. Other than the TranS1 Stockholder Agreements, neither the Company nor any of its Affiliates is a party to or is bound by any, and to the knowledge of the Company, there are no, agreements or understandings with respect to the voting (including voting trusts and proxies) or sale or transfer (including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of the Company. Except as contemplated by this Agreement, the Merger Agreement or described in this Section 4.2(d), there are no registration rights, and there is no rights agreement, “poison pill” anti-takeover plan or other agreement or understanding to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company. Stockholders of the Company are not entitled to dissenters’ or appraisal rights under applicable state law in connection with the Merger.

(e) All outstanding shares of Common Stock are, and all shares of Common Stock subject to issuance as specified in Sections 4.2(b) and 4.2(c), upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company’s Certificate of Incorporation or Bylaws or any agreement to which the Company is a party or is otherwise bound. There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Common Stock. All outstanding shares of the Company’s capital stock have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws.

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4.3 Subsidiaries.

(a) Section 4.3(a) of the Disclosure Schedule sets forth, for each Subsidiary of the Company: (i) its name; (ii) the number and type of outstanding equity securities and a list of the holders thereof; and (iii) the jurisdiction of organization.

(b) Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. All of the outstanding shares of capital stock and other equity securities or interests of each Subsidiary of the Company are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and all such shares are owned, of record and beneficially, by the Company or another of its Subsidiaries free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company’s voting rights, charges or other encumbrances of any nature. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or any of its Subsidiaries is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary of the Company. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary of the Company. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary of the Company.

(c) The Company has provided or made available to the Investor complete and accurate copies of the charter, bylaws or other organizational documents of each Subsidiary of the Company.

(d) The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity which is not a Subsidiary of the Company. There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of any Subsidiary of the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of the Company or any other entity, other than guarantees of bank obligations of Subsidiaries of the Company entered into in the Ordinary Course of Business.

4.4 SEC Filings; Financial Statements; Information Provided.

(a) The Company has filed all registration statements, forms, reports, certifications and other documents required to be filed by the Company with the SEC since January 1, 2010 and has made available to the Investor copies of all registration statements, forms, reports, certifications and other documents filed by the Company with the SEC since January 1, 2010, including all certifications and statements required by (i) Rule 13a-14 or 15d-14 under the Exchange Act or (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”)). All such registration statements, forms, reports, certifications and other documents (including those that the Company may file after the date hereof until the Closing) are referred to herein as the “SEC Documents.” All SEC Documents are publicly available on the SEC’s EDGAR system. The Company has made available to the Investor copies of all comment letters received by the Company from the staff of the SEC since January 1, 2010 and all responses to such comment letters by or on behalf of the Company. All SEC Documents (A) were or will be filed or deemed filed on a timely basis, (B) at the time filed, were or will be prepared in compliance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents and (C) did not or will not at the time they were or are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Documents or necessary in order to make the statements in such SEC Documents, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

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(b) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in SEC Documents at the time filed (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Regulation S-X), (ii) were or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly present the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company and its Subsidiaries, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or will not be material in amount or effect. The Company’s audited consolidated balance sheet of the Company as of December 31, 2011 is referred to herein as the “Balance Sheet.”

(c) PricewaterhouseCoopers LLP, the Company’s current auditors, is and has been at all times since its engagement by the Company (i) “independent” with respect to the Company within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the Public Company Accounting Oversight Board.

(d) There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Company Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

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4.5 No Undisclosed Liabilities. Except as disclosed in the Company’s Annual Report on Form 10-K for the period ended December 31, 2011 (the “Company Form 10-K”) filed with the SEC or any SEC Documents filed after the filing of the Company Form 10-K and prior to the date of this Agreement (together with the Company Form 10-K, the “Recent SEC Documents”), and except for normal and recurring liabilities incurred since the date of the Balance Sheet in the Ordinary Course of Business, the Company and its Subsidiaries do not have any material liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due, and whether or not required to be reflected in financial statements (including the notes thereto) in accordance with GAAP).

4.6 Absence of Certain Changes or Events. Except as disclosed in the Recent SEC Documents, since the date of the Balance Sheet, the Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business and, since such date, there has not been any change, event, circumstance, development or effect that, individually or in the aggregate, has had, or is reasonably expected to have, a Company Material Adverse Effect.

4.7 Taxes.

(a) Each of the Company and its Subsidiaries has properly filed on a timely basis all material Tax Returns that it was required to file, and all such Tax Returns were true, correct and complete in all material respects. Each of the Company and its Subsidiaries has paid on a timely basis all Taxes due and payable. Neither the Company nor any of its Subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which the common parent is the Company. Neither the Company nor any of its Subsidiaries (i) has any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any person other than the Company or any of its Subsidiaries, or (ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement. All material Taxes that the Company or any of its Subsidiaries was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity.

(b) The unpaid Taxes of the Company did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Balance Sheet (rather than in any notes thereto).

(c) No examination or audit of any Tax Return of the Company or any of its Subsidiaries by any Governmental Entity has occurred or is currently in progress or, to the knowledge of the Company, threatened or contemplated in writing. Neither the Company nor any of its Subsidiaries has been informed by any jurisdiction that the jurisdiction believes that the Company or any of its Subsidiaries was required to file any Tax Return that was not filed. Neither the Company nor any of its Subsidiaries has (x) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (y) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (z) executed or filed any power of attorney with any taxing authority.

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(d) Neither the Company nor any of its Subsidiaries has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment that may be treated as an “excess parachute payment” under Section 280G of the Code (without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code).

(e) There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax laws) that are required to be taken into account by the Company or any of its Subsidiaries in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date or as a result of the consummation of the transactions contemplated by this Agreement.

(f) Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(g) Neither the Company nor any of its Subsidiaries has distributed to its stockholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company or any of its Subsidiaries been distributed, in a transaction to which Section 355 of the Code applies (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(h) There are no Liens with respect to Taxes upon any of the assets or properties of the Company or any of its Subsidiaries, other than with respect to Taxes not yet due and payable or being contested in good faith by appropriate proceedings.

(i) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax law), (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date, or (iv) prepaid amount received on or prior to the Closing Date.

(j) Neither the Company nor any of its Subsidiaries has participated in any “reportable transaction” as defined in section 1.6011-4(b) of the Treasury Regulations or any analogous provision of state or local law.

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(k) Since the date of the Balance Sheet, the Company has not incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, outside the Ordinary Course of Business.

4.8 Owned and Leased Real Properties. Except as disclosed in the Recent SEC Documents, neither the Company nor any of its Subsidiaries (a) owns any real property or (b) leases, subleases or licenses any real property. Neither the Company nor any of its Subsidiaries leases, subleases or licenses any real property to any person other than the Company and its Subsidiaries.

4.9 Intellectual Property.

(a) To the knowledge of the Company, the Company and its Subsidiaries own, license or otherwise possess legally enforceable rights to use all Intellectual Property used or necessary to conduct the business of the Company and its Subsidiaries as currently conducted, or that would be used or necessary as such business is currently proposed to be conducted (excluding currently-available, off-the-shelf software programs that are licensed by the Company pursuant to “shrink wrap” licenses).

(b) The execution and delivery of this Agreement and consummation of the Merger will not result in the breach of, or create on behalf of any third party the right to terminate or modify, (i) any license, sublicense or other agreement relating to any Intellectual Property owned by the Company or any of its Subsidiaries that is material to the business of the Company and its Subsidiaries, taken as a whole, including software that is used in the development or manufacture of or forms a part of any product or service sold by or expected to be sold by the Company or any of its Subsidiaries (the “Company Intellectual Property”) or (ii) any license, sublicense or any other agreement as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any third party Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, including software that is used in the development or manufacture of or forms a part of any product or service sold by or expected to be sold by the Company or any of its Subsidiaries (the “Third Party Intellectual Property”). Section 4.9(b) of the Disclosure Schedule sets forth a complete and accurate list of registered Company Intellectual Property (including Company Intellectual Property for which registration has been applied) and Section 4.9(b) of the Disclosure Schedule sets forth a complete and accurate list of all Third Party Intellectual Property.

(c) To the knowledge of the Company, all patents and registrations and applications for Trademarks, service marks and copyrights which are held by the Company or any of its Subsidiaries and that are material to the business of the Company and its Subsidiaries, taken as a whole, are valid and subsisting. The Company and its Subsidiaries have taken commercially reasonable measures to protect the proprietary nature of the Company Intellectual Property. To the knowledge of the Company, no other person or entity is infringing, violating or misappropriating any of the Company Intellectual Property or Third Party Intellectual Property.

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(d) To the knowledge of the Company, none of the (i) products previously or currently sold by the Company or any of its Subsidiaries or (ii) business or activities previously or currently conducted by the Company or any of its Subsidiaries infringes, violates or constitutes a misappropriation of, any Intellectual Property of any third party. Except as disclosed in Section 4.9(d) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has received any written complaint, claim or notice alleging any such infringement, violation or misappropriation.

4.10 Contracts.

(a) Except for the contracts and agreements identified on the exhibit indices of the Recent SEC Documents and as disclosed in Section 4.10(a) of the Disclosure Schedule (collectively, the “Material Contracts”), there are no material contracts (as such term is defined in Item 601(b)(10) of Regulation S-K) to which the Company or its Subsidiaries are a party.

(b) Except as disclosed in the Recent SEC Documents, neither the Company nor any of its Subsidiaries has entered into any transaction with any Affiliate of the Company or any of its Subsidiaries or any transaction that would be subject to proxy statement disclosure pursuant to Item 404 of Regulation S-K.

(c) With respect to each Material Contract: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Company, is threatened, which, with or without notice or lapse of time, or both, would constitute a breach or default by the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party under such agreement. Neither the Company nor any of its Subsidiaries has received any notice in writing from any other party, and, to the knowledge of the Company, no party has threatened, to terminate, cancel, fail to renew or otherwise materially modify any such agreements the loss of which, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

4.11 Litigation. Except as disclosed in the Recent SEC Documents, there is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator that is pending or, to the knowledge of the Company, has been threatened in writing against the Company or any of its Subsidiaries. There are no material judgments, orders or decrees outstanding against the Company or any of its Subsidiaries.

4.12 Environmental Matters. (a) Except as disclosed in Section 4.12(a) of the Disclosure Schedule and except for such matters that, individually or in the aggregate, have not had, and are not reasonably expected to have, a Company Material Adverse Effect:

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(i) The Company and its Subsidiaries have complied with all applicable Environmental Laws;

(ii) to the actual knowledge of the Company, and without independent investigation, all real property currently owned or leased by the Company or any of its Subsidiaries are in compliance, and since the Company’s or any of its Subsidiaries’ acquisition of an interest in such currently owned or leased real property have been in compliance, in all material respects, and prior to such acquisition were in compliance, with all applicable Environmental Laws;

(iii) to the actual knowledge of the Company, and without independent investigation, the real properties currently owned, leased or operated by the Company and its Subsidiaries (including soils, sediments, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances at levels or in a condition that violate applicable Environmental Laws;

(iv) to the actual knowledge of the Company, and without independent investigation, the real properties formerly owned, leased or operated by the Company or any of its Subsidiaries (including soils, sediments, groundwater, surface water, buildings or other structures) were not, during the period of ownership, use or operation by the Company or any of its Subsidiaries, contaminated with Hazardous Substances at levels or in a condition that violated or would violate applicable Environmental Laws;

(v) neither the Company nor any of its Subsidiaries are subject to liability (whether arising under contract or under Environmental Law) for the impaired environmental condition of, or any Hazardous Substance disposal or contamination at, the real property of any third party;

(vi) neither the Company nor any of its Subsidiaries have released any Hazardous Substance into the environment in amounts or in a manner that, individually or in the aggregate, could reasonably be expected to require notification, investigation, response, abatement or remediation under any Environmental Law;

(vii) The Company and its Subsidiaries have all Company Authorizations and Material Safety Data Sheets for the operation of the business as currently conducted as required under Environmental Laws, copies of all of which have been delivered or made available to the Investor; and have filed all reports required to be filed with any Governmental Entity thereunder or pursuant to any other applicable Environmental Law;

(viii) neither the Company nor any of its Subsidiaries has received any notice, notice of violation, demand, letter, claim or request for information regarding (A) any action instituted or threatened under or pursuant to any Environmental Law, or of any violation of, any Environmental Law applicable to any currently or formerly owned or leased real properties of the Company or its Subsidiaries, or (B) alleging that the Company or any of its Subsidiaries is or may be in violation of, liable or potentially liable under or have outstanding obligations under any Environmental Law, including without limitation, any notice from any Governmental Entity or other person advising that the Company or its Subsidiaries that it is or is potentially responsible for response, assessment, investigation, abatement, or remediation costs under any Environmental Law with respect to a release or threatened release of any Hazardous Substances;

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(ix) neither the Company nor any of its Subsidiaries has received or is subject to any judgments, orders, decrees, injunctions or other binding arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and

(x) to the actual knowledge of the Company and any of its Subsidiaries, there are no circumstances or conditions involving the Company, any of its Subsidiaries or any of their respective currently owned or leased real properties that could reasonably be expected to result in any claims, liabilities, obligations, investigations, costs or restrictions on the ownership, use or transfer of any such real property of the Company or any of its Subsidiaries pursuant to any Environmental Law.

(b) Except as set forth in Section 4.12(b) of the Disclosure Schedule, there are no aboveground or underground storage tank systems, including pumps and lines, on the currently owned or leased real property for the storage of Hazardous Substances. Each of the tanks and related equipment and apparatus disclosed on Section 4.12(b) of the Disclosure Schedule has been upgraded and if required, registered, to meet all applicable requirements under Environmental Laws.

(c) The Company has delivered to the Investor true and complete copies and results of any reports, studies, sampling, tests, environmental site assessments or other assessments possessed by or readily available to the Company pertaining to the environmental or physical condition of any real property (and any buildings, structures, or other improvements thereon) presently or previously owned, leased or used by the Company or any of its Subsidiaries.

4.13 Employee Benefit Plans.

(a) Section 4.13(a) of the Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of all Employee Benefit Plans maintained, or contributed to, by the Company or any of its Subsidiaries or any of their respective ERISA Affiliates (collectively, the “Employee Plans”).

(b) Each Employee Plan has been administered in all material respects in accordance with ERISA, the Code and all other applicable laws and the regulations thereunder and in accordance with its terms, and each of the Company and its Subsidiaries and their respective ERISA Affiliates has in all material respects met its obligations with respect to such Employee Plan and has made all required contributions thereto (or reserved such contributions on the Balance Sheet). The Company and its Subsidiaries and each of their respective ERISA Affiliates and each Employee Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including, but not limited to, Section 4980B-4980E of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA). All filings and reports as to each Employee Plan required to have been submitted to the IRS or to the United States Department of Labor have been timely submitted. With respect to Employee Plans, no event has occurred, and to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any of its Subsidiaries or ERISA Affiliates could be subject to any liability that would reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect under ERISA, the Code or any other applicable law.

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(c) With respect to Employee Plans, there are no benefit obligations for which contributions have not been made or properly accrued and there are no benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of the Company, which obligations would reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect. The assets of each Employee Plan that is funded are reported at their fair market value on the books and records of such Employee Plan.

(d) All Employee Plans that are intended to be qualified under Section 401(a) of the Code have received determination or opinion letters from the IRS to the effect that such Employee Plans are qualified and the plans and trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination or opinion letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended or operated since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost. To the knowledge of the Company, no “prohibited transaction” (within the meaning of Section 4975 of the Code or Sections 406 and 408 of ERISA) has occurred with respect to any such Employee Benefit Plans. Each Employee Plan that is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of, Section 401(k)(3) and Section 401(m)(2) of the Code, as the case may be, for each plan year ending prior to the Closing Date.

(e) Neither the Company nor any of its Subsidiaries nor any of their respective ERISA Affiliates has (i) ever maintained a Employee Benefit Plan that was ever subject to Section 412 of the Code or Title IV of ERISA or (ii) ever been obligated to contribute to a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA). No Employee Plan is funded by, associated with or related to a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code. No Employee Plan holds securities issued by the Company or any of its Subsidiaries or any of their respective ERISA Affiliates.

(f) Each Employee Plan is amendable and terminable unilaterally by the Company and any of the Company’s Subsidiaries that are a party thereto or covered thereby at any time without additional vesting or acceleration of benefits or any other liability to the Company or any of its Subsidiaries as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto), and no Employee Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company or any of its Subsidiaries from amending or terminating any such Employee Plan.

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(g) Except as disclosed in the exhibit index to any Recent SEC Document, neither the Company nor any of its Subsidiaries is a party to any oral or written (i) agreement with any stockholders, director, executive officer or other employee of the Company or any of its Subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company or any of its Subsidiaries of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company or any of its Subsidiaries that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person’s “parachute payment” under Section 280G of the Code, without regard to Section 280G(b)(4); or (iii) agreement or plan binding the Company or any of its Subsidiaries, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan or severance benefit plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which shall be calculated on the basis of any of the transactions contemplated by this Agreement.

(h) None of the Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, except as required by applicable law.

(i) Each Employee Plan that is a “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1)) has been operated since January 1, 2005 in good faith compliance with Code Section 409A and IRS Notice 2005-1. No Employee Plan that is a “nonqualified deferred compensation plan” has been materially modified (as determined under Notice 2005-1) after October 3, 2004. No event has occurred that would be treated by Code Section 409A(b) as a transfer of property for purposes of Code Section 83. No stock option or equity unit option granted under any Employee Plan has an exercise price that has been or may be less than the fair market value of the underlying stock or equity units (as the case may be) as of the date such option was granted or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option.

4.14 Compliance With Laws. The Company and each of its Subsidiaries has materially complied with, is not in material violation of, and has not received any notice from any Governmental Entity alleging any material violation with respect to, any applicable provisions of any statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets.

4.15 Permits and Regulatory Matters.

(a) The Company and each of its Subsidiaries have all permits, licenses, registrations, authorizations and franchises from Governmental Entities required to conduct their businesses as currently conducted or as currently proposed to be conducted, including without limitation all such permits, licenses, registrations, authorizations and franchises required by the FDA or any other Governmental Entity exercising comparable authority, except for such permits, licenses, registrations, authorizations and franchises the lack of which, individually or in the aggregate, has not had, and is not reasonably expected to have, a Company Material Adverse Effect (the “Company Authorizations”). The Company and its Subsidiaries are in compliance with the terms of the Company Authorizations, except where the failure to so comply, individually or in the aggregate, has not had, and is not reasonably expected to have, a Company Material Adverse Effect. No Company Authorization will cease to be effective as a result of the consummation of the transactions contemplated by this Agreement.

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(b) All manufacturing, processing, distribution, labeling, storage, testing, sale or marketing of products performed by or on behalf of the Company or any of its Subsidiaries are in compliance with all applicable laws, rules, regulations or orders administered or issued by the FDA or any other Governmental Entity exercising comparable authority, except where the failure to so comply, individually or in the aggregate, has not had, and is not reasonably expected to have, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notices or correspondence from the FDA or any other Governmental Entity exercising comparable authority, and to the knowledge of the Company there is no action or proceeding pending or threatened (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that the Company or any of its Subsidiaries is not currently in compliance with any and all applicable laws, regulations or orders implemented by the FDA or any other Governmental Entity exercising comparable authority.

(c) There are no seizures, recalls, market withdrawals, field notifications or corrective actions, notifications of misbranding, destruction orders, safety alerts or similar actions relating to the safety or efficacy of any products marketed or sold by the Company or any of its Subsidiaries being conducted, requested in writing or, to the knowledge of the Company, threatened by the FDA or any other Governmental Entity exercising comparable authority. The Company has not, either voluntarily or involuntarily, initiated, conducted or issued or caused to be initiated, conducted or issued any recall, market withdrawal or other similar action by a Governmental Entity

(d) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company or any of its Subsidiaries were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards; and neither the Company nor any of its Subsidiaries has received any notices or correspondence from the FDA or any other Governmental Entity exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of its Subsidiaries.

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4.16 Employees.

(a) Substantially all current or past key employees of the Company or any of its Subsidiaries have entered into confidentiality and assignment of inventions agreements with the Company or such Subsidiary, a copy or form of which has previously been provided or made available to the Investor. To the knowledge of the Company, no employee of the Company or any Subsidiary of the Company is in violation of any term of any patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business currently conducted or currently proposed to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others, the consequences of which, individually or in the aggregate, are reasonably expected to have a Company Material Adverse Effect. To the knowledge of the Company, as of the date of this Agreement, no key employee or group of employees has any plans to terminate employment with the Company or its Subsidiaries.

(b) Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. Neither the Company nor any of its Subsidiaries is the subject of any proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization that, individually or in the aggregate, is reasonably expected to have a Company Material Adverse Effect, nor is there pending or, to the knowledge of the Company, threatened, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries.

(c) The Company has made available to the Investor forms of each severance agreement in effect between the Company or its Subsidiaries and any employee of the Company or its Subsidiaries.

4.17 Insurance. Section 4.17 of the Disclosure Schedule sets forth a complete and accurate list as of the date of this Agreement of all insurance policies maintained by the Company or any of its Subsidiaries (the “Insurance Policies”). Each Insurance Policy is in full force and effect as of the date of this Agreement. As of the date of this Agreement, there is no material claim by the Company or any of its Subsidiaries pending under any Insurance Policy as to which coverage has been questioned, denied or disputed by the underwriters of such policy.

4.18 Controls and Procedures, Certifications and Other Matters Relating to the Sarbanes Act.

(a) The Company and each of its Subsidiaries maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal control over financial reporting that provide reasonable assurance that (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and to maintain accountability for the Company’s consolidated assets, (iii) access to assets of the Company and its Subsidiaries is permitted only in accordance with management’s authorization, (iv) the reporting of assets of the Company and its Subsidiaries is compared with existing assets at regular intervals and (v) accounts, notes and other receivables and inventory were recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

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(b) The Company maintains disclosure controls and procedures required by Rules 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents.

(c) Neither the Company nor any of its officers has received notice from any Governmental Entity questioning or challenging the accuracy, completeness or manner of filing or submission of any filing with the SEC, including without limitation any certifications required by Section 906 of the Sarbanes Act.

(d) Neither the Company nor any of its Subsidiaries has, since the Company became subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of the Company. Section 4.18 of the Disclosure Schedule identifies any loan or extension of credit maintained by the Company to which the second sentence of Section 13(k)(1) of the Exchange Act applies.

4.19 Commercial Relationships. During the past 12 months from the date of this Agreement, none of the Company’s or any of its Subsidiaries’ material suppliers, customers, collaborators, distributors, agents, licensors or licensees has canceled or otherwise terminated its relationship with the Company or any of its Subsidiaries or has materially altered its relationship with the Company or any of its Subsidiaries. To the knowledge of the Company, no such person has any plan or intention, and neither the Company nor any of its Subsidiaries has received any written notice from any such person, to terminate, cancel or otherwise materially modify its relationship with the Company or any of its Subsidiaries. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice (formal or informal) or other communication from any of the Company’s top ten largest customers (based on fiscal 2012 consolidated total revenues) or top ten largest suppliers (based on fiscal 2012 expenditures) that indicates or could reasonably be expected to indicate that any such customer or supplier has any plan or intention not to renew its agreement with the Company on terms substantially comparable to its current agreement with the Company.

4.20 Tangible Assets. The Company and its Subsidiaries own or lease all machinery, equipment and other tangible assets necessary for the conduct of their business as presently conducted. Each such tangible asset has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

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4.21 False Claims Act Matter. The aggregate amount of any fines, penalties or other payments by the Company to any Governmental Entity in connection with the FCA Matter shall not exceed $6,000,000 (exclusive of additional interest at 1.5% per annum, plus attorney’s fees to the qui tam relator, which will not exceed $120,000). There are no other claims, actions or proceedings pending, or to the Company’s knowledge, threatened against the Company or its officers, directors, employees, stockholder or agents related to the events giving rise to the FCA Matter except as will be released in the final settlement with the Department of Justice (on behalf of the Office of the Inspector General of the Department of Health and Human Services, the TRICARE Management Activity, the United States Office of Personnel Management, the United States Department of Veteran Affairs, and the Office of Workers’ Compensation Programs of the United States Department of Labor) regarding the FCA Matter. The FCA Matter will not give rise to any exclusion or debarment of the Company from participation in any programs funded by the United States government or any state government, the debarment of the Company from contracting with any federal or state agency, or to any criminal proceedings against the Company or its officer, directors, employees, stockholders or agents.

4.22 Reporting Company; Form S-3. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the Registrable Securities for resale by the Investors on a registration statement on Form S-3 under the Securities Act. The Company is subject to the reporting requirements of the Exchange Act, and has filed all reports required thereby. To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably would be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Registrable Securities by the Investors.

4.23 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase any shares of Common Stock of the Company exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intention to file the Registration Statement (as hereinafter defined)) to require the Company to register the sale of any capital stock owned by such stockholder under the Registration Statement. No further approval or authority of the stockholders (other than the TranS1 Stockholder Approval) or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

4.24 Due Execution, Delivery and Performance of the Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and, subject only to the TranS1 Stockholder Approval, perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 8.3 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws. The execution and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the Certificate of Incorporation or Bylaws of the Company or the organizational documents of any Subsidiary and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any Subsidiary pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which any of the Company or any Subsidiary is a party or by which any of the Company or any Subsidiary or their respective properties may be bound or affected or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for the TranS1 Stockholder Approval and compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

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4.25 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

4.26 Offering Materials. Each of the Company, its directors and officers has not distributed and will not distribute prior to the Closing Date any offering material, including any “free writing prospectus” (as defined in Rule 405 promulgated under the Securities Act), in connection with the offering and sale of the Shares. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company that could result in the initial sale of the Shares not being exempt from the registration requirements of Section 5 of the Securities Act.

4.27 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

4.28 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for working capital and general corporate purposes.

4.29 Related Party Transactions. No transaction has occurred between or among the Company, on the one hand, and its Affiliates, officers or directors on the other hand, that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

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4.30 Listing Compliance. The Company is in compliance with the requirements of NASDAQ for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on NASDAQ, nor has the Company received any notification that the SEC or NASDAQ is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules and regulations of NASDAQ. The Company will comply with all requirements of NASDAQ with respect to the issuance of the Shares and shall cause the Registrable Securities to be listed on NASDAQ and listed on any other exchange on which the Company’s Common Stock is listed on or before the Closing Date.

4.31 Integration; Other Issuances of Shares. Neither the Company nor its Subsidiaries nor any Affiliates, nor any person acting on its or their behalf, has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock under circumstances that would cause such issuance to be integrated with the sale of the Shares to the Investors for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market, such that the sale of the Shares would not be exempt from registration under the Securities Act or would require stockholder approval (other than the TranS1 Stockholder Approval) under the rules and regulations of the Trading Market. Assuming the accuracy of the representations and warranties of Investors, the offer and sale of the Shares by the Company to the Investors pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

SECTION 5. Representations, Warranties and Covenants of the Investors. Each Investor, severally and not jointly, represents and warrants to, and covenants with, the Company that:

5.1 Experience. (a) The Investor is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Shares and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (b) the Investor is acquiring the number of Shares set forth on such Investor’s signature page to this Agreement above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the rules and regulations promulgated thereunder, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 8.3); (c) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities laws; (d) the Investor has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Exhibit A, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Investor will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; (e) the Investor has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and (f) the Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

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5.2 Reliance on Exemptions. The Investor understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations promulgated thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

5.3 Investment Decision. The Investor understands that nothing in the Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.4 Legends. The Investor understands that, until such time as the Registration Statement has been declared effective (with respect to both legends identified below) or the Registrable Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold (with respect to the first legend identified below), the Registrable Securities will bear restrictive legends in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, OR IN A TRANSACTION EXEMPT FROM REGISTRATION.

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THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED MARCH 3, 2013 BY AND AMONG THE ISSUER AND CERTAIN OTHER PERSONS, WHICH RESTRICT THE RIGHT TO TRANSFER, SELL OR OTHERWISE DISPOSE OF THESE SECURITIES. A COPY OF SUCH SECURITIES PURCHASE AGREEMENT IS AVAILABLE FOR REVIEW BY THE RECORD HOLDER OF THESE SECURITIES AT THE PRINCIPAL OFFICES OF THE ISSUER.

5.5 Residency. The Investor’s principal executive offices are in the jurisdiction set forth immediately below the Investor’s name on the signature pages hereto.

5.6 Lock-up. The Investor hereby agrees with the Company that the Investor will not offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, any of the Registrable Securities from the period commencing on the Closing and expiring on the effective date of the Registration Statement. The restrictions in the first sentence of this Section 5.6 shall not apply to (a) shares of Common Stock or other securities acquired in open market transactions or otherwise after the Closing, (b) transfers made (1) to an Affiliate of the Investor, (2) to Investor’s spouse, lineal descendants, father, mother, brother or sister or any trust for the benefit of any such family member (collectively, “Immediate Family Members”) or (3) to a trust or otherwise for bona fide estate planning purposes if the beneficiaries of such trust consist solely of the Investor and/or his Immediate Family Members so long as in the case of each of (1), (2) and (3), the transferee agrees to be bound by the restrictions of this Section 5.6 and (c) shares of Common Stock or other securities owned by the spouse of the Investor or any other Immediate Family Member other than any securities subject to this Section 5.6 that are acquired by a transferee pursuant to the exception in (b) above.

5.7 Public Sale or Distribution. (a) Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the plan of distribution set forth in the Prospectus. The Investor acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of a Suspension, such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended or supplemented Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Registrable Securities is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection. Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Investor shall not use any written materials to offer the Registrable Securities for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Investor covenants that it will not sell any Registrable Securities pursuant to said Prospectus during the period commencing at the time when the Company gives the Investor written notice of the Suspension and ending at the time when the Company gives the Investor written notice that the Investor may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period longer than 90 days in the aggregate in any 365-day period.

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(b) At any time that the Investor is an Affiliate of the Company, any resale of the Registrable Securities that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

5.8 Organization; Validity; Enforcements. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Investor and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Investor or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Investor is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Investor, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Investor for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 8.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining the Investor from entering into or engaging in any of the transactions contemplated by this Agreement.

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5.9 Short Sales. Prior to the date hereof, the Investor has not taken, and prior to the public announcement of the transaction after the Closing the Investor shall not take, any action that has caused or will cause the Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock.

SECTION 6. Survival. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Investor herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

SECTION 7. Conditions.

7.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to purchase Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Stockholder Approval. Prior to the Closing, the Company shall have received the TranS1 Stockholder Approval.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date, other than with respect to representations and warranties of the Company which are qualified by materiality or by Company Material Adverse Effect, which shall be true and correct in all respects (provided, that any representation made “as of the date hereof” shall be deemed, for purposes of this section, to be made as of the Closing Date).

(c) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Company which are qualified by materiality or by Company Material Adverse Effect, which shall be complied with in all respects.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

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(f) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, reasonably be expected to have a Company Material Adverse Effect.

(g) Company Deliverables. The Company shall have delivered the Company deliverables in accordance with Section 3.2.

(h) Closing of the Merger. All closing conditions under the Merger Agreement shall have been satisfied or waived (other than satisfaction of those conditions that by their nature are to be satisfied at such closing), including, without limitation, the filing of the Certificate of Merger (as defined in the Merger Agreement) with the Delaware Secretary of State.

7.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Stockholder Approval. Prior to the Closing, the Company shall have received the TranS1 Stockholder Approval.

(b) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (provided, that any representation made “as of the date hereof” shall be deemed, for purposes of this section, to be made as of the Closing Date).

(c) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Investors which are qualified by materiality, which shall be complied with in all respects.

(d) Investor Deliverables. Each Investor shall have delivered its share of the aggregate purchase price in accordance with Section 3.1.

(e) Closing of the Merger. All closing conditions under the Merger Agreement shall have been satisfied or waived (other than satisfaction of those conditions that by their nature are to be satisfied at such closing).

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SECTION 8. Registration of the Registrable Securities; Compliance with the Securities Act; Indemnification.

8.1 Registration Procedures and Expenses. The Company shall:

(a) as soon as practicable, but in no event later than 30 days following the Closing Date, prepare and file with the SEC the Registration Statement on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) relating to the resale of the Registrable Securities by the Investors on a continuous basis pursuant to Rule 415 on NASDAQ or the facilities of any national securities exchange on which the Common Stock is then traded;

(b) use its best efforts, subject to receipt of necessary information from the Investors, to cause the SEC to declare the Registration Statement effective within 90 days or, if the Registration Statement is selected for review by the SEC, 120 days after the Closing Date (as applicable, the “Effective Deadline”);

(c) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective until such time as the Registrable Securities become eligible for resale by each of the Investors without any volume limitations or other restrictions pursuant to Rule 144 or any other rule of similar effect; provided that, for the avoidance of doubt, in no event shall the Company have any obligation to keep the Registration Statement effective after such time as all of the Registrable Securities have been sold pursuant to the Registration Statement or Rule 144;

(d) furnish to each Investor with respect to the Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of the Prospectus and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities held by the Investor;

(e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by each Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) (i) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 8.1 and the registration of the Registrable Securities pursuant to the Registration Statement and (ii) fees and expenses of one counsel to the Investors in connection with this Agreement and the transactions contemplated hereby, up to a maximum of $30,000;

(g) file a Form D with respect to the Registrable Securities as required under Regulation D of the Securities Act and to provide a copy thereof to each Investor promptly after filing;

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(h) issue a press release describing the transactions contemplated by this Agreement no later than one Business Day following the Closing Date;

(i) in order to enable the Investors to sell the Registrable Securities under Rule 144, for a period of one year from Closing, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act; and

(j) not include any securities of the Company in the Registration Statement other than the Registrable Securities.

The Company understands that each Investor disclaims being an underwriter, but any Investor being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the questionnaire related to the Registration Statement to be completed by the Investor is attached hereto as part of Exhibit A.

8.2 Transfer of Registrable Securities After Registration. Each Investor agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

8.3 Indemnification. For the purpose of this Section 8.3:

(i) the term “Investor Affiliate” shall mean any Affiliate of an Investor, including a transferee who is an Affiliate of an Investor;

(ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, “issuer free writing prospectus” as defined in Rule 433(h)(1) of the Securities Act, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 8.1; and

(iii) the term “Controlling Person” shall mean each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(a) The Company agrees to indemnify and hold harmless each Investor and its Investor Affiliates, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or Investor Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of effectiveness or at the time of any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will promptly reimburse each Investor and each Investor Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Investor or such Investor Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor or an Investor Affiliate expressly for use therein, or (ii) the failure of such Investor, or Investor Affiliate who is a transferee of such Investor, to comply with the covenants and agreements contained in Sections 5.6 and 8.2 hereof, or (iii) the inaccuracy of any representation or warranty made by such Investor herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

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(b) Each Investor will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each Controlling Person against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the prior written consent of such Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in this Agreement or (ii) the inaccuracy of any representation or warranty made by such Investor herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement at the time of effectiveness or at the time of any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Investor or its Investor Affiliate expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Persons for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Investor’s aggregate liability under this Section 8.3 shall not exceed the amount of proceeds received by such Investor or its Investor Affiliate on the sale of the Shares pursuant to the Registration Statement.

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(c) Promptly after receipt by an indemnified party under this Section 8.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8.3, promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 8.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its prior written consent. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

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(d) If the indemnification provided for in this Section 8.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 8.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Investor from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and each Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 8.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 8.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Investor agree that it would not be just and equitable if contribution pursuant to this Section 8.3 were determined solely by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 8.3, no Investor shall be required to contribute any amount in excess of the amount by which (x) the difference between the amount such Investor paid for its Shares that were sold pursuant to the Registration Statement and the net amount received by such Investor from such sale exceeds (y) the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations to contribute pursuant to this Section 8.3 are several and not joint.

8.4 Termination of Conditions and Obligations. The restrictions imposed by Section 8.2 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities upon the earlier of (i) the passage of two years from the effective date of the Registration Statement covering such Registrable Securities and (ii) such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

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8.5 Information Available. The Company, upon the reasonable request of an Investor, shall make available for inspection by such Investor, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Investor or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

8.6 Delay in Effectiveness of Registration Statement. If the Registration Statement is not declared effective by the SEC by the Effective Deadline, then for each day following the Effective Deadline, until but excluding the date the SEC declares the Registration Statement effective, the Company shall, for each such day, pay each Investor with respect to any such failure, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the total of (x) the per-share purchase price paid by such Investor for its Shares pursuant to this Agreement multiplied by the number of Shares then held by such Investor plus (y) the number of Merger Shares then held by such Investor multiplied by the Merger Closing Price; and for any such 30-day period, such payment shall be made no later than three Business Days following such 30-day period. If the Investor shall be prohibited from selling Registrable Securities under the Registration Statement as a result of a Suspension of more than 60 days or Suspensions on more than two occasions of more than 90 days each in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay each Investor, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the total of (x) the per-share purchase price paid by such Investor for its Shares pursuant to this Agreement multiplied by the number of Shares then held by such Investor plus (y) the number of Merger Shares then held by such Investor multiplied by the Merger Closing Price, and such payment shall be made no later than the first Business Day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 8.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Investor pursuant to Section 5.7 of this Agreement. Any payments made pursuant to this Section 8.6 shall not constitute the Investor’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 8.6 (i) to more than one Investor in respect of the same Registrable Securities for the same period of time or (ii) to any Investor in an aggregate amount that exceeds 12% of the sum of the purchase price paid by such Investor for the Shares pursuant to this Agreement plus the number of Merger Shares acquired in the Merger by such Investor multiplied by the Merger Closing Price. Such payments shall be made to the Investors in cash.

SECTION 9. Broker’s or Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

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SECTION 10. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Agreement. The decision of each Investor to purchase the Shares pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained in this Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

SECTION 11. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a) if to the Company, to:

TranS1 Inc. 110 Horizon Drive, Suite 230 Raleigh, NC 27615 Attn: Chief Financial Officer Email: joe.slattery@trans1.com Telephone: (919) 825-0868 with copies (which shall not constitute notice) to:

36

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. 150 Fayetteville Street Suite 2300 Raleigh, NC 27601 Attn: David B. Clement Email: dclement@smithlaw.com Telephone: (919) 821-6754 or to such other person at such other place as the Company shall designate to the Investor in writing; and

(b) if to the Investor, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 12. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Section 8.1 may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

SECTION 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 15. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

SECTION 16. Submission to Jurisdiction. Each of the parties to this Agreement (a) consents to submit itself to the exclusive personal jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11. Nothing in this Section 16, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

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SECTION 17. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND EACH INVESTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE COMPANY OR ANY INVESTOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

SECTION 18. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures

SECTION 19. Subsequent Joinder of Investors Holding Only Merger Shares. From time to time following the date hereof, a holder of Merger Shares who is not also purchasing Shares under Section 2 hereof and who was not a party to this Agreement on the date hereof may execute a signature page, and upon delivery of the same to the Company shall be deemed to be an Investor and bound by and subject to Sections 5.6, 5.7, 5.9, 8.1, 8.2, 8.3(a), 8.3(c), 8.3(d), 8.4, 8.6, and 10-23 of this Agreement with the same force and effect as if such Investor were originally a party hereto.

SECTION 20. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

SECTION 21. Fees and Expenses. Except as set forth herein, each of the Company and the Investor shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

SECTION 22. Parties. This Agreement is made solely for the benefit of and is binding upon the Investors and the Company and, to the extent provided in Section 8.3, any Controlling Person of the Company or Investor Affiliate, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 8.3, no other person shall acquire or have any right under or by virtue of this Agreement.

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SECTION 23. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Remainder of Page Left Intentionally Blank]

39

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

TRANS1 INC.
By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

The undersigned, with respect to all Sections of this Agreement:

Print or Type:

Number of Shares Purchased by Investor	Name of Investor (Individual or Institution)

Jurisdiction of Investor’s Executive Offices

Name of Individual representing Investor (if an Institution)

Title of Individual representing Investor (if an Institution)

Signature by:

Individual Investor or Individual representing Investor:
_________________________________
Address: ___________________________
Telephone: ___________________________
Facsimile: ___________________________
E-mail: ___________________________

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

The undersigned, as a holder of Merger Shares only, solely with respect to Sections 5.6, 5.7, 5.9, 8.1, 8.2, 8.3(a), 8.3(c), 8.3(d), 8.4, 8.6, and 10-23 of the Agreement:

Print or Type:

Number of Shares Held by Investor	Name of Investor (Individual or Institution)

Jurisdiction of Investor’s Executive Offices

Name of Individual representing Investor (if an Institution)

Title of Individual representing Investor (if an Institution)

Signature by:

Individual Investor or Individual representing Investor:
_________________________________
Address: ___________________________
Telephone: ___________________________
Facsimile: ___________________________
E-mail: ___________________________

[Signature Page to Securities Purchase Agreement – Merger Shares Only]

EXHIBIT A

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit A-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3.	Exhibit A-2 - Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.	Exhibit A-3 - Investor Certificate:

Provide the information requested by the Investor Certificate.

5.	Return, via e-mail, the signed Securities Purchase Agreement including the properly completed Exhibits A-1 through A-3, to:

Name: David B. Clement

E-mail: dclement@smithlaw.com

Telephone: (919) 821-6754

6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits A-1 through A-3 to:

Address: Smith, Anderson, Blount, Dorsett,

Mitchell & Jernigan, L.L.P.

150 Fayetteville Street

Suite 2300

Raleigh, NC 27601

Attn: David B. Clement

B.	Instructions regarding the wire transfer of funds for the purchase of the Shares will be provided to the Investor by the Company at a later date.

EXHIBIT A-1

TRANS1 INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:
1.	The exact name that the Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:
2.	The relationship between the Investor of the Shares and the registered holder listed in response to item 1 above:
3.	The mailing address, telephone number and e-mail address of the registered holder listed in response to item 1 above:

4.	The tax identification number of the registered holder listed in response to item 1 above:

EXHIBIT A-2

TRANS1 INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1.	Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Registrable Securities owned by the Investor:

2.	Address of your organization:

______________________________________________________

______________________________________________________

Telephone: ______________________________

E-mail: _________________________________

Contact Person: __________________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

_______ Yes                              _______ No

If yes, please indicate the nature of any such relationship below:

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within sixty (60) days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

_______ Yes                              _______ No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all of your beneficially owned shares of the Company’s common stock acquired pursuant to the Securities Purchase Agreement and the Merger Agreement be offered for your account in the Registration Statement. (Please note that any shares of the Company’s common stock not acquired pursuant to the Securities Purchase Agreement and the Merger Agreement will not be offered for your account in the Registration Statement.)

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

_______ Yes                              _______ No

If yes, please describe the nature and amount of such arrangements.

7. FINRA Matters

(a) State below whether (i) you or any associate or affiliate of yours are a member of FINRA, a controlling shareholder of a FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a “no” answer asserts that no such relationship exists for you as well as for each of your general or limited partners. Italicized terms are defined below.

Yes: __________	No: __________

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Company or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes: __________	No: __________

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

For purposes of this Question 7:

An affiliate of any person (including a sole proprietorship, partnership, limited liability company, corporation or other legal entity such as a trust or estate) is a person that controls, is controlled by or is under common control with such person. Officers, directors, partners, sole proprietors and branch managers, or persons of a similar status or performing similar functions, of a person should be presumed to be an affiliate of such person.

An associated person of a member or person associated with a member includes, among others, (1) a natural person who is registered or has applied for registration under the rules of FINRA and (2) a sole proprietor, partner, officer, director, or branch manager of a member, or other natural person occupying a similar status or performing similar functions, or a natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a member, whether or not any such person is registered or exempt from registration with FINRA under FINRA’s By-Laws or the FINRA Rules.

The term control means the following:

(i)	beneficial ownership of 10% or more of the outstanding common equity of any entity, including any right to receive such securities within 60 days of the member’s participation in the public offering;
(ii)	the right to 10% or more of the distributable profits or losses of an entity that is a partnership, including any right to receive an interest in such distributable profits or losses within 60 days of the member’s participation in the public offering;
(iii)	beneficial ownership of 10% or more of the outstanding subordinated debt of an entity, including any right to receive such subordinated debt within 60 days of the member’s participation in the public offering;
(iv)	beneficial ownership of 10% or more of the outstanding preferred equity of an entity, including any right to receive such preferred equity within 60 days of the member’s participation in the public offering; or
(v)	the power to direct or cause the direction of the management or policies of an entity.

The term immediate family means the parents, mother-in-law, father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of an employee or associated person of a member, except any person other than the spouse and children who does not live in the same household as, have a business relationship with, provide material support to, or receive material support from, the employee or associated person of a member. In addition, immediate family includes any other person who either lives in the same household as, provides material support to, or receives material support from, an employee or associated person of a member.

The term member means any broker or dealer admitted to membership in FINRA.

The term participating member means any FINRA member that is participating in a public offering, any associated person of the member, any members of their immediate family and any affiliate of the member.

The term underwriter or related person includes, with respect to the proposed offering, any underwriters and such underwriters’ counsel, financial consultants and advisors, finders, participating members, and any other persons related to any participating member.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees, during the effectiveness period and any additional period in which the undersigned is making sales of Registrable Securities under and pursuant to the Registration Statement, to notify the Company immediately of any misstatement of a material fact in the Registration Statement or the omission of any material fact necessary to make the statements contained therein not misleading.

Dated: __________

______________________________

Name

______________________________

Signature

______________________________

Name and Title of Signatory

EXHIBIT A-3

TRANS1 INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

____ Limited Partnership

____ General Partnership

____ Limited Liability Company

____ Corporation

____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____ Other form of organization (indicate form of organization

( ______________________________________________________________________________________________________).

(c) Indicate the approximate date the undersigned entity was formed: ___________________________________________________.

(d) In order for the Company to offer and sell the Registrable Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an Investor in the Company.

___ 1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___ 2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___ 3. An insurance company as defined in Section 2(13) of the Securities Act;

___ 4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section  2(a)(48) of that Act;

___ 5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___ 6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___ 7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that qualify under any of investor categories 1 through 11;

___ 8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___ 9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

___ 10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act;

___ 11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

 (Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:__________________________, 2013

____________________________________

Print Name of Investor

____________________________________

Name:

Title:

(Signature and title of authorized officer, partner or trustee)

EXHIBIT B

OPINION OF COMPANY COUNSEL

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation in the State of North Carolina.

2. The Company has the corporate power and authority to execute and deliver, and to perform its obligations under, the Agreement.

3. The Agreement has been duly authorized, executed and delivered by the Company. The Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4. The Registrable Securities have been duly authorized, and upon payment and delivery in accordance with the Agreement or Merger Agreement, as applicable, and upon either (i) the countersigning of the certificates representing the Registrable Securities by a duly authorized signatory of the registrar for the Registrable Securities, or (ii) the book entry of the Registrable Securities by the transfer agent for the Registrable Securities, will be validly issued, and fully paid and nonassessable.

5. No person is entitled to any pre-emptive right or right of first refusal with respect to the issuance of the Registrable Securities pursuant to (i) the terms of the Certificate of Incorporation or Bylaws (ii) the provisions of the DGCL or the North Carolina Business Corporation Act or (iii) any agreement, contract or other arrangement identified, pursuant to Item 601(b)(10) of Regulation S-K, as a material agreement of the Company in the Exhibit Index of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed by the Company with the Securities and Exchange Commission (each a “Material Agreement”).

6. The execution, delivery and performance of the Agreement by the Company will not violate or result in a breach of any of the terms of or constitute a default under any Material Agreement.

7. The execution, delivery and performance of the Agreement by the Company (i) is not in violation of the Certificate of Incorporation or Bylaws, (ii) does not violate the DGCL, the North Carolina Business Corporation Act, or any federal law of the United States and (iii) does not violate any judgment, injunction, order or decree disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed by the Company with the Securities and Exchange Commission.

8. No authorization, approval or consent of any court or governmental authority or agency of the United States, the State of Delaware (pursuant to the DGCL) or the State of North Carolina is required in connection with the transactions contemplated by the Agreement, except such as may be required under federal and state securities or blue sky laws in connection with the offer and sale of the Registrable Securities by the Company.

9. Assuming the accuracy of the representations and warranties of the Investors and the Company set forth in the Agreement (including the questionnaires attached to the Agreement and completed by each of the Investors) and compliance by the Investors and the Company with their respective obligations, and subject to the timely filing by the Company of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), the offer, sale and delivery of the Shares, in the manner contemplated by the Agreement, are not required to be registered under the Act, it being understood that no opinion is expressed as to when or under what circumstances any Shares may be reoffered or resold.

10. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.